Supplement dated December 9, 2022, to the Prospectus dated May 1, 2022, for the M Vision Pacific Life SVUL flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

The second paragraph of the Your Free Look Right section is deleted and replaced with the following:

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. For state variations to the free look period, and for Policies issued in California, see the APPENDIX: STATE LAW VARIATIONS section in the prospectus. Some states may also have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

The YOUR FREE LOOK RIGHT – Free Look Right section of the APPENDIX: STATE LAW VARIATIONS is amended to include the following:

For policies issued in California to an individual Policyowner Age 59 or younger, or the Policyowner is either a Guardian, a Custodian or an Individual Trust, and the Insured is Age 59 or younger, the free look period is 30-days from the date of delivery as of the Policy effective date.

Form No. 15-52015-00